UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 15, 2010
NeuStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32548 (Commission File Number)	52-2141938 (IRS Employer Identification No.)

46000 Center Oak Plaza
Sterling, Virginia (Address of principal executive offices)	20166 (Zip Code)
(571) 434-5400
(Registrant’s telephone number, including area code.)
N/A
(Former name and former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(b) John J. Dziak, Jr.’s employment as Senior Vice President and Chief Strategy Officer of NeuStar, Inc. (“Neustar” or the “Company”) will terminate on December 31, 2010, after which Mr. Dziak will serve as a consultant to the Company.
(e) In connection with the event described above, Mr. Dziak entered into a Status Change Agreement and a Consulting Services Agreement with the Company on December 15, 2010. Copies of the Status Change Agreement and the Consulting Services Agreement are included as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report and are incorporated herein by reference.
Under the Status Change Agreement, Mr. Dziak’s employment will terminate on December 31, 2010. Upon termination, subject to execution of a release of claims, Mr. Dziak will receive severance benefits under the Company’s Key Employee Severance Pay Plan. These benefits will include: (i) 100 percent of Mr. Dziak’s base salary ($320,000), payable over 12 months; (ii) a cash bonus for 2010, based on actual results, payable at the same time bonuses are paid to the Company’s executives in 2011; and (iii) reimbursement of up to 12 months of COBRA continuation coverage under the Company’s medical plan. Mr. Dziak also will receive an additional payment equal to six months’ base salary ($160,000), and the Company will pay up to $10,000 in fees for services provided by Mr. Dziak’s attorneys in connection with his status change.
During Mr. Dziak’s consulting term, which will extend from his termination date through March 31, 2011, Mr. Dziak will be paid $280 per hour, plus reasonable expenses, for his services and will work up to eight hours per week. Mr. Dziak’s outstanding equity awards will continue to vest, be exercisable or be forfeited during the consulting term in accordance with their terms.

Item 9.01.	Financial Statements and Exhibits
The following materials are attached as exhibits to this Current Report:

Exhibit
Number	Description
99.1	Status Change Agreement, dated December 15, 2010, between John J. Dziak, Jr. and Neustar.
99.2	Consulting Services Agreement, dated December 15, 2010, between John J. Dziak, Jr. and Neustar.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2010	NEUSTAR, INC.
	By:	/s/ Paul S. Lalljie
		Name:	Paul S. Lalljie
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Status Change Agreement, dated December 15, 2010, between John J. Dziak, Jr. and Neustar.
99.2	Consulting Services Agreement, dated December 15, 2010, between John J. Dziak, Jr. and Neustar.

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